Exhibit 10.4

TENTH AMENDMENT

TO

SENIOR REVOLVING CREDIT AGREEMENT

DATED AS OF MAY 1, 2015

AMONG

HALCÓN RESOURCES CORPORATION,
AS BORROWER,

THE GUARANTORS,

JPMORGAN CHASE BANK, N.A.,
AS ADMINISTRATIVE AGENT,

AND

THE LENDERS PARTY HERETO

J. P. MORGAN SECURITIES LLC,

AS SOLE LEAD ARRANGER

J. P. MORGAN SECURITIES LLC AND WELLS FARGO SECURITIES, LLC,

AS JOINT BOOKRUNNERS

TENTH AMENDMENT
TO SENIOR REVOLVING CREDIT AGREEMENT

THIS TENTH AMENDMENT TO SENIOR REVOLVING CREDIT AGREEMENT (this “Tenth Amendment”) dated as of May 1, 2015 is among HALCÓN RESOURCES CORPORATION, a corporation duly formed and existing under the laws of the State of Delaware (the “Borrower”), each of the undersigned guarantors (the “Guarantors”, and together with the Borrower, the “Obligors”), each of the undersigned Lenders party to the Credit Agreement, and JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).

R E C I T A L S

A.                                    Reference is made to that certain Senior Revolving Credit Agreement dated as of February 8, 2012 (as amended, modified or otherwise supplemented prior to the date hereof, the “Credit Agreement”; as amended by this Tenth Amendment, and as may be further amended, modified or supplemented the “Amended Credit Agreement”) among the Borrower, each of the Lenders party thereto and the Administrative Agent, pursuant to which the Lenders have made certain credit and other financial accommodations available to and on behalf of the Borrower and its Subsidiaries.

B.                                    The Borrower has requested and the Administrative Agent and the Lenders have agreed to amend certain provisions of the Credit Agreement.

C.                                    NOW, THEREFORE, to induce the Administrative Agent and each of the Lenders to enter into this Tenth Amendment and in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.                                           Defined Terms.  Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Amended Credit Agreement.  Unless otherwise indicated, all section references in this Tenth Amendment refer to sections of the Amended Credit Agreement.

Section 2.                                                                   Amendments to Credit Agreement.

2.1                               Amendments to Section 1.02.  Section 1.02 is hereby amended by:

(a)                                 deleting and replacing, or adding, as applicable, the following terms in the appropriate alphabetical order:

“‘Additional Second Lien Notes’ means additional senior secured notes permitted pursuant to Section 9.02(k) which may be issued from time to time.

‘Applicable Margin’ means, for any day, with respect to any ABR Loan or Eurodollar Loan or the Commitment Fee Rate, as the case may be, the rate per annum set forth in the Borrowing Base Utilization Percentage grid below based upon the Borrowing Base Utilization Percentage then in effect:

Borrowing Base	<25%	≥25%	≥50%	≥75%	≥90%
Utilization Percentage		<50%	<75%	<90%
LIBOR Margin	1.75%	2.00%	2.25%	2.50%	2.75%
ABR Margin	0.75%	1.00%	1.25%	1.50%	1.75%
Commitment Fee Rate	0.375%	0.375%	0.50%	0.50%	0.50%

Each change in the Applicable Margin or Commitment Fee Rate shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change, provided, however, that if at any time the Borrower fails to deliver a Reserve Report pursuant to Section 8.12(a), then the “Applicable Margin” and “Commitment Fee Rate” mean the rate per annum set forth on the grid when the Borrowing Base Utilization Percentage is at its highest level.

‘Anti-Corruption Laws’ means all laws, rules, and regulations of any jurisdiction applicable to the Borrower or any of its Subsidiaries from time to time concerning or relating to bribery or corruption.

‘Borrowing Base Cap’ means an amount equal to 65% of the discounted future net revenue before state or federal income taxes from Proved Reserves of the Borrower and its Restricted Subsidiaries calculated using Modified ACNTA Prices (after giving effect to commodity derivatives contracts in effect as of the date of determination) but otherwise calculated in accordance with SEC guidelines, as estimated in the most recent Reserve Report after giving effect to exploration and production activities, acquisitions, dispositions and production since the date of such Reserve Report in the same manner as would be given in calculating Modified ACNTA.

‘Initial Second Lien Indenture’ means that certain Indenture dated as of May 1, 2015, among the Borrower, the Guarantors (as defined therein) and the Trustee, pursuant to which the Initial Second Lien Notes are issued.

‘Initial Second Lien Notes’ means the 8.625% senior secured notes due 2020 issued pursuant to the Initial Second Lien Indenture.

‘Intercreditor Agreement’ means that certain intercreditor agreement dated as of May 1, 2015 among the Administrative Agent, the Trustee and the Borrower as the same may be amended, amended and restated, supplemented or otherwise modified from time to time..

‘Maturity Date’ means August 1, 2019.

‘Modified ACNTA has the meaning assigned such term in the Second Lien Indenture as in effect on the date hereof, and any component definition used therein has the meaning set forth in the Second Lien Indenture as of the date hereof.

‘Modified ACNTA Prices has the meaning assigned such term in the Second Lien Indenture as in effect on the date hereof, and any component definition used therein has the meaning set forth in the Second Lien Indenture as of the date hereof.

‘Permitted Refinancing Debt’ means Debt (for purposes of this definition, “new Debt”) incurred in exchange for, or proceeds of which are used to refinance, all or any Senior Notes or Second Lien Notes (the “Refinanced Debt”); provided that (a) such new Debt is in an aggregate principal amount not in excess of (i) the aggregate principal amount then outstanding of the Refinanced Debt (or, if the Refinanced Debt is exchanged or acquired for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration thereof, such lesser amount) plus (ii) an amount necessary to pay any fees and expenses, including premiums, related to such exchange or refinancing; (b) such new Debt has a stated maturity no earlier than the stated maturity of the Refinanced Debt and an average life no shorter than the average life of the Refinanced Debt; (c) such new Debt does not contain any covenants which are materially more onerous to the Borrower and its Restricted Subsidiaries than those imposed by the Refinanced Debt and (d) such new Debt (and any guarantees thereof) is subordinated in right of payment to the Secured Obligations (or, if applicable, the Guaranty Agreement) to at least the same extent as the Refinanced Debt.  For the avoidance of doubt, if any Senior Notes are exchanged for Second Lien Notes, the sum of such Refinanced Debt and any outstanding Second Lien Notes at such time may not exceed the amount of Second Lien Notes permitted pursuant to Section 9.02(k).

‘Sanctions’ means all economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State, or (b) the United Nations Security Council, the European Union, any European Union member state or Her Majesty’s Treasury of the United Kingdom.

‘Sanctioned Country’ means, at any time, a country, region or territory which is itself the subject or target of any Sanctions (at the time of this Agreement, Crimea, Cuba, Iran, North Korea, Sudan and Syria).

‘Sanctioned Person’ means, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by the Office of Foreign Assets Control of the U.S. Department of the Treasury, the U.S. Department of State or by the United Nations Security Council, the European Union or any European Union member state, (b) any Person operating, organized or resident in a Sanctioned Country or (c) any Person owned or controlled by any such Person or

Persons described in the foregoing clauses (a) or (b).

‘Second Lien Indenture’ means (a) the Initial Second Lien Indenture, (b) any indenture or supplemental indenture pursuant to which Additional Second Lien Notes are issued, and (c) any indenture, note purchase agreement or other agreement pursuant to which any Permitted Refinancing Debt is issued in exchange for, or the proceeds of which are used to refinance, all or any Second Lien Notes, in each case, and as amended from time to time, in compliance with this Agreement and the Intercreditor Agreement.

‘Second Lien Notes’ means (a) the Initial Second Lien Notes and (b) the Additional Second Lien Notes.

‘Tenth Amendment’ means that certain Tenth Amendment to the Credit Agreement dated as of May 1, 2015 among the Borrower, the Guarantors, the Administrative Agent and the Lenders.

‘Tenth Amendment Effective Date’ has the meaning assigned to such term in the Tenth Amendment.

‘Total Secured Debt’ means (i) debt described in clause (a) of the definition of Secured Obligations and all renewals, extensions and/or rearrangements thereof, (ii) the Second Lien Notes and (iii) without duplication of clauses (i) and (ii), all funded Debt of the Borrower and the Restricted Subsidiaries of the types described in clauses (a), (b) (net of any cash collateral securing Letters of Credit), (f) and (l) of the definition of Debt, in each case that is secured by a Lien on any Property of the Borrower and the Restricted Subsidiaries.

‘Trustee’ means U.S. Bank National Association in its capacity as Trustee under the Initial Second Lien Indenture.”

2.2                               Amendment to Section 2.03.  Section 2.03 is hereby amended by deleting the last sentence in the first paragraph following Section 2.03(vi) and replacing it with the following:

“Each Borrowing Request shall constitute a representation that the amount of the requested Borrowing shall not cause the total Revolving Credit Exposures to exceed (A) the total Commitments (i.e., the lesser of the Aggregate Maximum Credit Amounts and the then effective Borrowing Base), and (B) at any time the Borrowing Base is in excess of $950, 000,000 and as long as the Intercreditor Agreement is in place, the greatest of (I) $950,000,000, (II) the then effective Borrowing Base Cap or (III) 30% of Modified ACNTA as of the date of incurrence of such Borrowing.”

2.3                               Amendment to Section 2.07(e).  Section 2.07(e) is hereby amended by deleting such Section in its entirety and replacing it with the following:

“(e)                            Reduction of Borrowing Base Upon Issuance of Senior Notes and Second Lien Notes.  Notwithstanding anything to the contrary contained herein, upon the issuance of any (i) Senior Notes in accordance with Section 9.02(h), the Borrowing Base then in effect shall be reduced by an amount equal to the product of 0.25 multiplied by the stated principal amount of such Senior Notes (without regard to any initial issue discount), and (ii) Second Lien Notes in accordance with Section 9.02(k) after the Tenth Amendment Effective Date, the Borrowing Base then in effect shall be reduced by an amount equal to the product of 0.20 multiplied by the stated principal amount of such Second Lien Notes (without regard to any initial issue discount); provided that the Borrower may issue Second Lien Notes, which together with any Second Lien Notes previously issued does not exceed $750,000,000 in the aggregate during the period after the Tenth Amendment Effective Date and on or before the October 1, 2015 Redetermination without such reduction, in each instance of (i) and (ii) above, the Borrowing Base as so reduced shall become the new Borrowing Base immediately upon the date of such issuance, effective and applicable to the Borrower, the Agents, the Issuing Bank and the Lenders on such date until the next redetermination or modification thereof hereunder.”

(b)                                 deleting the defined term “Second Lien Term Loan” in each instance of its use.

2.4                               Amendment to Section 3.04(c)(iii).  Section 3.04(c)(iii) is hereby amended by deleting such Section in its entirety and replacing it with the following:

“(iii)                         Upon any adjustments to the Borrowing Base pursuant to Section 2.07(e), and Section 2.07(f) if the total Revolving Credit Exposures exceeds the Borrowing Base as adjusted, then the Borrower shall (A) prepay the Borrowings in an aggregate principal amount equal to such excess, and (B) if, as a result of an LC Exposure, any excess remains after prepaying all of the Borrowings pay to the Administrative Agent on behalf of the Lenders an amount equal to such excess to be held as cash collateral as provided in Section 2.08(j).  The Borrower shall be obligated to make such prepayment and/or deposit of cash collateral on the date it or any Subsidiary receives cash proceeds as a result of the incurrence of such Senior Notes or Second Lien Notes or the termination of such Swap Agreement, as applicable.

2.5                               Amendment to Article VII.  Article VII is hereby amended by adding a new Section 7.25 as follows:

“Section 7.25                                               Anti-Corruption Laws and Sanctions.  The Borrower has implemented and maintains in effect policies and procedures regarding compliance by the Borrower, its Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions, and the Borrower, its Subsidiaries and their respective officers and employees and to the knowledge of the Borrower its directors and agents, are in compliance with Anti-Corruption Laws and applicable Sanctions in all material respects and are not knowingly engaged in any activity that would reasonably be expected to result in the Borrower being designated as a Sanctioned Person.  None of (a) the Borrower, any Subsidiary or to the knowledge of the Borrower or such Subsidiary any of their respective directors, officers or employees, or (b) to the knowledge of the Borrower, any agent of the Borrower or any Subsidiary that will act in any capacity in connection with or benefit from the credit facility established hereby, is a Sanctioned Person.   No Borrowing or Letter of Credit, use of proceeds or other transaction contemplated by this Agreement will violate any Anti-Corruption Law or Sanctions.”

2.6                               Amendment to Section 8.01.  Section 8.01 is hereby amended by renumbering Sections 8.01(q) and (r) as Sections 8.01(t) and (u), respectively, and adding a new Sections 8.01(q), (r) and (s) as follows:

“(q)                           Issuance of Additional Second Lien Notes/Permitted Refinancing.  In the event the Borrower intends to issue Additional Second Lien Notes or refinance the Second Lien Notes with the proceeds of Permitted Refinancing Debt as contemplated by Section 9.02(k), prior written notice of such intended offering therefor, the amount thereof and the anticipated date of closing and the Borrower will furnish a copy of the preliminary offering memorandum (if any) and the final offering memorandum (if any).

(r)                                    Calculation of Modified ACNTA.  The Borrower shall provide a certificate of a Responsible Officer to the Administrative Agent with the delivery of each Reserve Report certifying as to the Modified ACNTA and containing a copy of the calculation for such and certifying that the Borrower has not granted Liens to secure Debt in excess of the amount permitted under each Senior Indenture or in excess of the Priority Lien Cap (as such term is defined in each Senior Indenture).

(s)                                   Amount of Borrowing Base Cap, Second Lien Notes and Parity Lien Debt The Borrower shall deliver a certificate of a Responsible Officer with the delivery of each Reserve Report pursuant to Section 8.12(a) and (b) certifying as to the Borrowing Base Cap as of such date, including a copy of the calculation for such and setting forth as of such date the outstanding principal amount of Second Lien Notes and Parity Lien Debt (as such term is defined in the Senior Indenture).”

2.7                               Amendment to Section 8.09.  Section 8.09 is hereby amended by renumbering the existing language as Section 8.09(a) and adding the following Section 8.09(b):

“(b)                           The Borrower will maintain in effect and enforce policies and procedures regarding compliance by the Borrower, its Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions.”

2.8                               Amendment to Section 8.14.  Section 8.14 is hereby amended by adding the following Section 8.14(d):

“(d)                           The Borrower will not, and will not permit any Restricted

Subsidiary to, grant a Lien on any Property to secure the Second Lien Notes without first (i) giving ten (10) days’ prior written notice to the Administrative Agent thereof and (ii) granting to the Administrative Agent to secure the Secured Obligations a first-priority, perfected Lien on the same Property pursuant to Security Instruments in form and substance satisfactory to the Administrative Agent (provided that Excepted Liens identified in clauses (a) to (f) of the definition thereof, but subject to the provisions at the end of such definition, may exists).  In connection therewith, the Borrower shall, or shall cause its Restricted Subsidiaries to, execute and deliver such other additional closing documents, certificates and legal opinions of the type typically given with regard to such matters as shall reasonably be requested by the Administrative Agent.”

2.9                               Amendment to Section 9.01(a).  Section 9.01(a) is hereby amended by deleting such Section in its entirety and replacing it with the following:

“(a)                           Ratio of Total Secured Debt to EBITDA.  The Borrower will not, as of the last day of any fiscal quarter, permit its ratio of Total Secured Debt to EBITDA for the four fiscal quarters most recently ended to be greater than 2.75 to 1.00.”

2.10                        Amendment to Section 9.02.  Section 9.02 is hereby amended by (a) replacing the phrase “one year” in each instance of its occurrence in Section 9.02(h) with the phrase “six months” and (b) renumbering Section 9.02(k) as Section 9.02(l) and adding the following as Section 9.02(k):

“(k)                           Debt under the Second Lien Notes and any guarantees thereof, the principal amount of which does not exceed $850,000,000 in the aggregate; provided that, with respect to the Additional Second Lien Notes (i) at the time of incurring such Debt (A) no Default has occurred and is then continuing and (B) no Default would result from the incurrence of such Debt after giving effect to the incurrence of such Debt (and any application of the proceeds of such incurrence), (ii) such Debt does not have any scheduled amortization prior to six months after the Maturity Date, (iii) such Debt does not mature sooner than six months after the Maturity Date, (iv) the terms of such Debt are not materially more onerous, taken as a whole, than the terms of this Agreement and the other Loan Documents, (v) such Debt and any guarantees thereof are on prevailing market terms for similarly situated companies, and (vi) the Borrowing Base is adjusted as contemplated by Section 2.07(e) and the Borrower makes any prepayment required under Section 3.04(c)(iii); and any Permitted Refinancing Debt with respect to any such Second Lien Notes provided that for the purposes of Section 2.07(e), any increase in the aggregate amount of Second Lien Notes then outstanding shall result in a reduction of the Borrowing Base as contemplated by Section 2.07(e).”

2.11                        Amendment to Section 9.03.  Section 9.03 is hereby amended by adding the following as Section 9.03(f):

“(f)                             Liens securing Second Lien Notes permitted by Section 9.02(k).

2.12                        Amendment to Section 9.04.  Section 9.04 is hereby amended by adding the phrase “and Second Lien Notes” in the title and adding the following Section 9.04(d):

“(d)                           Redemption of Second Lien Notes; Amendment of Second Lien Indenture.  The Borrower will not, and will not permit any Restricted Subsidiary to, prior to the date that is ninety-one (91) days after the Maturity Date: (i) call, make or offer to make any optional or voluntary Redemption of or otherwise optionally or voluntarily Redeem (whether in whole or in part) the Second Lien Notes; provided that the Borrower may Redeem any Second Lien Notes in a principal amount not exceeding the Net Cash Proceeds of any sale of Equity Interests (other than Disqualified Capital Stock) of the Borrower or with the aggregate principal amount of Permitted Refinancing Debt or (ii) amend, modify, waive or otherwise change, consent or agree to any amendment, supplement, modification, waiver or other change to, any of the terms of the Second Lien Notes or the Second Lien Indenture if the effect thereof would be to shorten its maturity or average life or increase the amount of any payment of principal thereof or increase the rate or shorten any period for payment of interest thereon, provided that the foregoing shall not prohibit the execution of supplemental indentures to add guarantors if required by the terms of the Second Lien Indenture provided such Person complies with Section 8.14(d).”

2.13                        Amendment to Section 9.09.  Section 9.09 is hereby amended by renumbering the existing language as Section 9.09(a) and adding the following Section 9.09(b):

“(b)                           The Borrower will not request any Borrowing or Letter of Credit, and the Borrower shall not use, and shall procure that its Subsidiaries and its or their respective directors, officers, employees and agents shall not use, the proceeds of any Borrowing or Letter of Credit (A) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws, (B) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person, or in any Sanctioned Country, or (C) in any manner that would result in the violation of  any Sanctions applicable to any party hereto.”

2.14                        Amendment to Section 9.17(h).  Section 9.17(h) is hereby amended by adding the phrase “or Second Lien Notes permitted by Section 9.02(k)” after the reference to Section 9.02(j) therein.

2.15                        Amendment to Section 10.01.  Section 10.01 is hereby amended by adding the following Section 10.01(n):

“(n)                           the Intercreditor Agreement shall for any reason, except to the extent permitted by the terms thereof, cease to be in full force and effect and valid, binding and enforceable in accordance with its terms against Borrower or any party thereto or any holder of any Second Lien Notes or shall be repudiated by any of them, or cause the Liens of the Second Lien Notes to be senior or pari passu in right to the Liens of this Agreement, or any payment by Borrower or any Guarantor in violation of the terms of the Intercreditor Agreement.”

2.16                        Amendment to Exhibit B.  Exhibit B is hereby amended by replacing such Exhibit in its entirety with Exhibit B attached hereto.

Section 3.                                                                   Borrowing Base.  As of the Tenth Amendment Effective Date, and after giving effect to Section 2.07(e) with respect to the reduction of the Borrowing Base attributable to the issuance of the Initial Second Lien Notes, each of the Lenders and the Borrower agree that the amount of the Borrowing Base shall be $900,000,000 and such Borrowing Base shall remain in effect until the Borrowing Base is otherwise redetermined or adjusted in accordance with the Credit Agreement.  This provision does not limit the right of the parties to initiate interim redeterminations of the Borrowing Base in accordance with Section 2.07(b) or further adjustments pursuant to Section 2.07(e), Section 2.07(f), Section 8.13(c) or Section 9.13.  The parties hereto acknowledge and agree that the Borrowing Base redetermination set forth in this Section 3 shall be deemed to be the Scheduled Redetermination scheduled for May 1, 2015 as provided in Section 2.07(b).  This Section 3 constitutes the New Borrowing Base Notice in accordance with Section 2.07(d).

Section 4.                                                                   Assignments and Reallocations.  The Lenders have agreed among themselves, in consultation with the Borrower, to reallocate their respective Commitments and to, among other things, add Credit Suisse Loan Funding, LLC as a “Lender” under the Credit Agreement (the  “New Lender”) and each of Credit Agricole Corporate and Investment Bank, Deutsche Bank Trust Company Americas, KeyBank National Association, Sumitomo Mitsui Banking Corporation, The Bank of Nova Scotia and The Royal Bank of Scotland plc has decided to exit as a Lender (each, an “Exiting Lender” and, collectively, the “Exiting Lenders”).  The Administrative Agent and the Borrower hereby consent to such reallocation and the Lenders’ and Exiting Lenders’ assignments of their Commitments, including assignments to the New Lender.  On the Tenth Amendment Effective Date and after giving effect to such reallocations, the Commitment of each Lender shall be as set forth on Schedule 1 of this Tenth Amendment which Annex I supersedes and replaces the Annex I to the Credit Agreement.  With respect to such reallocation, each Lender shall be deemed to have acquired the Commitment allocated to it from each of the other Lenders and the Exiting Lenders pursuant to the terms of the Assignment and Assumption Agreement attached as Exhibit F to the Credit Agreement as if each such Lender and Exiting Lender had executed an Assignment and Assumption Agreement with respect to such allocation.  In connection with this Assignment and for purposes of this Assignment only, the Lenders, the New Lender, the Exiting Lenders, the Administrative Agent and the Borrower waive the processing and recordation fee under Section 12.04(b)(ii)(C). After giving effect to this Section 4 and any Borrowings made on the Tenth Amendment Effective Date, (a) each Lender who holds Loans in an aggregate amount less than its Applicable Percentage (after giving effect to this Section 4) of all Loans shall advance new Loans which shall be disbursed to the Administrative Agent and used to repay Loans outstanding to each Lender who holds Loans in an aggregate amount greater than its Applicable Percentage of all Loans, (b) each Lender’s participation in each Letter of Credit, if any, shall be automatically adjusted to equal its Applicable Percentage (after giving effect to this Section 4), (c) such other adjustments shall be made as the Administrative Agent shall specify so that the Revolving Credit Exposure applicable to each Lender equals its Applicable Percentage (after giving effect to this Section 4) of the aggregate Revolving Credit Exposure of all Lenders and (d) the Borrower shall not be required to make any break-funding payments required under Section 5.02 of the Credit Agreement resulting from the Loans and adjustments described in this Section 4. Each Lender that executes and delivers a signature page hereto that identifies it as a Exiting Lender shall constitute a Exiting Lender as of the Tenth Amendment Effective Date. No Exiting Lender shall have a Commitment on and after the Tenth Amendment Effective Date. Each Exiting Lender shall cease to be a party to the Credit Agreement as of the date hereof, and no Exiting Lender shall have any rights, duties or obligations thereunder. All amounts owing to an Exiting Lender under the Loan Documents that are not otherwise paid through the reallocation procedure set forth herein shall be paid by the Borrower to such Exiting Lender as of the Tenth Amendment Effective Date.

Section 5.                                                                   Conditions Precedent.  This Tenth Amendment shall become effective on the date when each of the following conditions is satisfied (or waived in accordance with Section 12.02 of the Credit Agreement) (such date, the “Tenth Amendment Effective Date”):

5.1                               Tenth Amendment.  The Administrative Agent shall have received a counterpart of this Tenth Amendment signed by the Borrower, the Guarantors, and Lenders constituting all of the Lenders.

5.2                               Mortgage Amendments.  The Administrative Agent shall have received counterparts of the amendments to the mortgages extending the Maturity Date.

5.3                               Intercreditor Agreement.  The Administrative Agent shall have received a counterpart of the Intercreditor Agreement signed by the Borrower and the Trustee.

5.4                               Legal Opinion.  The Administrative Agent shall have received a non-contravention legal opinion of counsel to the Borrower in form and substance reasonably acceptable to the Administrative Agent.

5.5                               Responsible Officer Certificate.  The Administrative Agent shall have received a certificate from a Responsible Officer of the Borrower stating that the incurrence of Debt and granting of Liens pursuant to the Second Lien Notes does not violate any Senior Indenture.

5.6                               Initial Second Lien Notes.  The Initial Second Lien Indenture shall be in form and substance reasonably satisfactory to the Administrative Agent and the Administrative Agent shall be reasonably satisfied that (a) the Borrower has issued the Initial Second Lien Notes pursuant to the Initial Second Lien Indenture in a principal amount of not less than $700,000,000 and (b) all Property constituting security for the Initial Second Lien Notes is subject to a Lien in favor of Administrative Agent under the Security Instruments.

5.7                               Fees.  The Administrative Agent, the Arranger and the Lenders shall have received all fees and other amounts due and payable on or prior to the Tenth Amendment Effective Date, including, to the extent invoiced, reimbursement or payment in full of all out of pocket expenses required to be reimbursed or paid by the Borrower under the Amended Credit Agreement.

5.8                               No Default; No Material Adverse Effect.  At the time of and immediately after giving effect to this Tenth Amendment, (a) no Default or Event of Default shall have occurred and be continuing and (b) no event or events shall have occurred which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect.

The Administrative Agent is hereby authorized and directed to declare this Tenth Amendment to be effective when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 5 or the waiver of such conditions as permitted in Section 12.02 of the Credit Agreement.  Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.

Section 6.                                           Miscellaneous.

6.1                               Confirmation.  The provisions of the Amended Credit Agreement shall remain in full force and effect following the effectiveness of this Tenth Amendment.

6.2                               Ratification and Affirmation; Representations and Warranties.  Each Obligor hereby (a) acknowledges the terms of this Tenth Amendment; (b) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby, and (c) represents and warrants to the Lenders that on and as of the date hereof, and immediately after giving effect to the terms of this Tenth Amendment: (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects (except those which have a materiality qualifier, which shall be true and correct as so qualified), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct as of such specified earlier date; (ii) no Default or Event of Default has occurred and is continuing and (iii) no event or events have occurred which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect.

6.3                               Loan Document.  This Tenth Amendment is a Loan Document.

6.4                               Counterparts.  This Tenth Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of this Tenth Amendment by facsimile or electronic transmission in portable document format (.pdf) shall be effective as delivery of a manually executed counterpart hereof.

6.5                               NO ORAL AGREEMENT.  THIS TENTH AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

6.6                               GOVERNING LAW.  THIS TENTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

6.7                               Severability.  Any provision of this Tenth Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

6.8                               Successors and Assigns.  This Tenth Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

[This page intentionally left blank.  Signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Tenth Amendment to be duly executed as of the date first written above.

BORROWER:	HALCÓN RESOURCES CORPORATION

	By:	/s/ Mark J. Mize
		Name:	Mark J. Mize
		Title:	Executive Vice President, Chief Financial Officer and Treasurer

GUARANTORS:	HALCÓN HOLDINGS, INC.
HALCÓN RESOURCES OPERATING, INC.
HALCÓN ENERGY PROPERTIES, INC.
HALCÓN ENERGY HOLDINGS, LLC
HALCÓN GULF STATES, LLC
HALCÓN OPERATING CO., INC.
HRC ENERGY RESOURCES (WV), INC.
HRC ENERGY LOUISIANA, LLC
HRC PRODUCTION COMPANY
HALCÓN FIELD SERVICES, LLC
HALCÓN LOUISIANA OPERATING, L.P.
HRC ENERGY, LLC
HRC OPERATING, LLC
HK ENERGY, LLC
HK ENERGY OPERATING, LLC
HK LOUISIANA OPERATING, LLC
HK OIL & GAS, LLC
HALCÓN WILLISTON I, LLC
HALCÓN WILLISTON II, LLC
HK RESOURCES, LLC
THE 7711 CORPORATION

	By:	/s/ Mark J. Mize
		Name:	Mark J. Mize
		Title:	Executive Vice President, Chief Financial Officer and Treasurer, for and on behalf of each of the foregoing Guarantors

SIGNATURE PAGE — TENTH AMENDMENT

HALCÓN RESOURCES CORPORATION

ADMINISTRATIVE AGENT AND LENDER:	JPMORGAN CHASE BANK, N.A.,
as Administrative Agent and Lender

	By:	/s/ Darren Vanek
Name: Darren Vanek
Title: Authorized Officer

SIGNATURE PAGE — TENTH AMENDMENT

HALCÓN RESOURCES CORPORATION

LENDER:	WELLS FARGO BANK, N.A.,
as Lender

	By:	/s/ Todd Fogle
Name: Todd Fogle
Title: Vice President

SIGNATURE PAGE — TENTH AMENDMENT

HALCÓN RESOURCES CORPORATION

LENDER:	BMO HARRIS FINANCING, INC.,
as Lender

	By:	/s/ James V. Ducote
Name: James V. Ducote
Title: Managing Director

SIGNATURE PAGE — TENTH AMENDMENT

HALCÓN RESOURCES CORPORATION

LENDER:	BARCLAYS BANK PLC,
as Lender

	By:	/s/ Marguerite Sutton
Name: Marguerite Sutton
Title: Vice President

SIGNATURE PAGE — TENTH AMENDMENT

HALCÓN RESOURCES CORPORATION

LENDER:	SUNTRUST BANK,
as Lender

	By:	/s/ Shannon Juhan
Name: Shannon Juhan
Title: Director

SIGNATURE PAGE – TENTH AMENDMENT

HALCÓN RESOURCES CORPORATION

LENDER:	CAPITAL ONE, NATIONAL ASSOCIATION,
as Lender

	By:	/s/ Victor Ponce de Leon
Name: Victor Ponce de Leon
Title: Senior Vice President

SIGNATURE PAGE – TENTH AMENDMENT

HALCÓN RESOURCES CORPORATION

LENDER:	GOLDMAN SACHS BANK USA,
as Lender

	By:	/s/ Rebecca Kratz
Name: Rebecca Kratz
Title: Authorized Signatory

SIGNATURE PAGE – TENTH AMENDMENT

HALCÓN RESOURCES CORPORATION

LENDER:	ROYAL BANK OF CANADA,
as Lender

	By:	/s/ Jay T. Sartain
Name: Jay T. Sartain
Title: Authorized Signatory

SIGNATURE PAGE – TENTH AMENDMENT

HALCÓN RESOURCES CORPORATION

LENDER:	BANK OF AMERICA, N.A.,
as Lender

	By:	/s/ Bryan Heller
Name: Bryan Heller
Title: Director

SIGNATURE PAGE – TENTH AMENDMENT

HALCÓN RESOURCES CORPORATION

LENDER:	THE ROYAL BANK OF SCOTLAND PLC,
solely for purposes of Section 4 as an Exiting Lender

	By:	/s/ James L. Moyes
Name: James L. Moyes
Title: Managing Director

SIGNATURE PAGE – TENTH AMENDMENT

HALCÓN RESOURCES CORPORATION

LENDER:	CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as Lender

	By:	/s/ Nupur Kumar
Name: Nupur Kumar
Title: Authorized Signatory

	By:	/s/ Vipul Dhadda
Name: Vipul Dhadda
Title: Authorized Signatory

SIGNATURE PAGE – TENTH AMENDMENT

HALCÓN RESOURCES CORPORATION

LENDER:	CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, solely for purposes of Section 4 as an Exiting Lender

	By:	/s/ Michael Willis
Name: Michael Willis
Title: Managing Director

	By:	/s/ Ting Lee
Name: Ting Lee
Title: Director

SIGNATURE PAGE – TENTH AMENDMENT

HALCÓN RESOURCES CORPORATION

LENDER:	NATIXIS,
as Lender

	By:	/s/ Stuart Murray
Name: Stuart Murray
Title: Managing Director

	By:	/s/ Vikram Nath
Name: Vikram Nath
Title: Vice President

SIGNATURE PAGE – TENTH AMENDMENT

HALCÓN RESOURCES CORPORATION

LENDER:	ING CAPITAL LLC,
as Lender

	By:	/s/ Juli Bieser
Name: Juli Bieser
Title: Managing Director

	By:	/s/ Scott Lamoreaux
Name: Scott Lamoreaux
Title: Director

SIGNATURE PAGE – TENTH AMENDMENT

HALCÓN RESOURCES CORPORATION

LENDER:	COMERICA BANK,
as Lender

	By:	/s/ William Robinson
Name: William Robinson
Title: Senior Vice President

SIGNATURE PAGE – TENTH AMENDMENT

HALCÓN RESOURCES CORPORATION

LENDER:	DEUTSCHE BANK AG NEW YORK BRANCH,
solely for purposes of Section 4 as an Exiting Lender

	By:	/s/ Peter Cucchiara
Name: Peter Cucchiara
Title: Vice President

	By:	/s/ Kirk L. Tashjian
Name: Kirk L. Tashjian
Title: Director

SIGNATURE PAGE – TENTH AMENDMENT

HALCÓN RESOURCES CORPORATION

LENDER:	SUMITOMO MITSUI BANKING CORPORATION,
solely for purposes of Section 4 as an Exiting Lender

	By:	/s/ Ryo Suzuki
Name: Ryo Suzuki
Title: General Manager

SIGNATURE PAGE – TENTH AMENDMENT

HALCÓN RESOURCES CORPORATION

LENDER:	THE BANK OF NOVA SCOTIA,
solely for purposes of Section 4 as an Exiting Lender

	By:	/s/ Alan Dawson
Name: Alan Dawson
Title: Director

SIGNATURE PAGE – TENTH AMENDMENT

HALCÓN RESOURCES CORPORATION

LENDER:	KEYBANK NATIONAL ASSOCIATION
solely for purposes of Section 4 as an Exiting Lender

	By:	/s/ George E. McKean
Name: George E. McKean
Title: Senior Vice President

SIGNATURE PAGE – TENTH AMENDMENT

HALCÓN RESOURCES CORPORATION

LENDER:	BNP PARIBAS
as Lender

	By:	/s/ Scott Joyce
Name: Scott Joyce
Title: Managing Director

	By:	/s/ Juan Carlos Sandoval
Name: Juan Carlos Sandoval
Title: Director

SIGNATURE PAGE – TENTH AMENDMENT

HALCÓN RESOURCES CORPORATION

LENDER:	CREDIT SUISSE LOAN FUNDING, LLC,
as Lender

	By:	/s/ Kenneth Hoffman
Name: Kenneth Hoffman
Title: Managing Director

SIGNATURE PAGE – TENTH AMENDMENT

HALCÓN RESOURCES CORPORATION

EXHIBIT B
FORM OF BORROWING REQUEST

[                   ], 201[ ]

HALCON RESOURCES CORPORATION, a Delaware corporation (the “Borrower”), pursuant to Section 2.03 of the Senior Revolving Credit Agreement dated as of February 8, 2012 (together with all amendments, restatements, supplements or other modifications thereto, the “Credit Agreement”) among the Borrower, JPMorgan Chase Bank, N.A., as Administrative Agent and the other agents and lenders (the “Lenders”) which are or become parties thereto (unless otherwise defined herein, each capitalized term used herein is defined in the Credit Agreement), hereby requests a Borrowing as follows:

(i)                Aggregate amount of the requested Borrowing is $[                   ];

(ii)               Date of such Borrowing is [                   ], 201[   ];

(iii)              Requested Borrowing is to be [an ABR Borrowing] [a Eurodollar Borrowing];

(iv)             In the case of a Eurodollar Borrowing, the initial Interest Period applicable thereto is [                   ];

(v)              Amount of Borrowing Base in effect on the date hereof is $[                   ];

(vi)             Total Revolving Credit Exposures on the date hereof (i.e., outstanding principal amount of Loans and total LC Exposure) is $[                   ];

(vii)            Pro forma total Revolving Credit Exposures (giving effect to the requested Borrowing) is $[                   ]; [and]

[(viii)          Amount of Borrowing Base Cap on the date hereof is $[                   ];(1)

(ix)             Amount of 30% of Modified ACNTA on the date hereof is $[                   ]; and](2)

([viii/x])     Location and number of the Borrower’s account to which funds are to be disbursed, which shall comply with the requirements of Section 2.05 of the Credit Agreement, is as follows:

[ ]
[ ]
[ ]
[ ]
[ ]

(1)  Only used when clause (vii) exceeds $950,000,000 and the Intercreditor Agreement is in place.

(2)  Only used when clause (vii) exceeds $950,000,000 and the Intercreditor Agreement is in place.

The undersigned certifies that he/she is the [                ] of the Borrower, and that as such he/she is authorized to execute this certificate on behalf of the Borrower.  The undersigned further certifies, represents and warrants on behalf of the Borrower that the Borrower is entitled to receive the requested Borrowing under the terms and conditions of the Credit Agreement.

HALCON RESOURCES CORPORATION

By:
Name:
Title:

ANNEX I

LIST OF MAXIMUM CREDIT AMOUNTS

Lender	Applicable Percentage	Maximum Credit Amount
JPMorgan Chase Bank, N.A.	10.07%	$90,630,719.50
Wells Fargo Bank, N.A.	10.07%	$90,630,719.50
BMO Harris Financing, Inc.	9.44%	$85,000,000.00
Capital One, National Association	6.74%	$60,620,915.00
SunTrust Bank	6.74%	$60,620,915.00
Royal Bank of Canada	6.74%	$60,620,915.00
Bank of America, N.A.	6.74%	$60,620,915.00
Natixis	6.74%	$60,620,915.00
ING Capital LLC	5.77%	$51,960,784.00
BNP Paribas	5.77%	$51,960,784.00
Barclays Bank PLC	9.44%	$85,000,000.00
Goldman Sachs Bank USA	5.64%	$50,738,562.00
Credit Suisse AG, Cayman Islands Branch	5.09%	$45,797,385.63
Comerica Bank	3.44%	$30,973,856.00
Credit Suisse Loan Funding, LLC	1.58%	$14,202,614.37
TOTAL	100.00%	$900,000,000.00